UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2026

Flutter Entertainment plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37403	98-1782229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 (1) 264 1566

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value of €0.09 per share	FLUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2026, Flutter Entertainment plc (the “Company”) held its 2026 Annual General Meeting (the “Annual General Meeting”) of Shareholders. At the Annual General Meeting, the Company’s shareholders considered and approved, among other things, certain amendments to the Company’s Memorandum and Articles of Association (“Articles”) to better align its governance provisions with practices among U.S. public companies, along with certain administrative amendments to reflect its U.S. domestic issuer status (see Proposals 3a, 3b and 3d in Item 5.07 below). The amendments to the Company’s Articles are effective from May 29, 2026.

A description of the amendments to the Articles is set forth in the Company’s definitive Proxy Statement, dated April 16, 2026 (the “2026 Proxy Statement”), under the sections titled “Proposal 3a: Approval of Certain Amendments to the Articles to Provide for a Plurality Voting Standard in the Event of Contested Director Elections,” “Proposal 3b: Approval of Certain Amendments to the Articles to Grant the Board Sole Authority to Determine its Size Within a Specified Range and Provide for the Possibility of Holdover Directors in the Event of No Directors Receiving Sufficient Votes for Election,” and “Proposal 3d: Approval of Certain Administrative Amendments to the Articles to reflect Flutter’s U.S. Domestic Issuer Status for the Purpose of Exchange Act Reporting,” respectively.

The foregoing description, and the descriptions in the 2026 Proxy Statement, do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting, the Company’s shareholders considered eight proposals as more fully described in the 2026 Proxy Statement. [Each of proposals 1-8 were approved, except for proposal 3c which failed to receive seventy-five percent (75%) of the votes cast at the Annual General Meeting which is required to approve a special resolution. The number of votes by the Company’s shareholders for and against each of the proposals put before the Annual General Meeting, as well as the number of abstentions and broker non-votes, were as follows (proposal numbers correspond to the proposal numbers used in the 2026 Proxy Statement):

Proposal 1: By separate resolutions, to elect / re-elect as appropriate the Director nominees listed below for a term expiring at the next Annual General Meeting of the Company:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John Bryant	126,067,313	10,333,778	1,037,603	13,062,314
Peter Jackson	124,714,415	11,688,566	1,035,713	13,062,314
Robert (Dob) Bennett	130,601,155	5,799,617	1,037,922	13,062,314
Stefan Bomhard	136,068,786	330,342	1,039,566	13,062,314
Nancy Cruickshank	136,270,273	108,682	1,059,739	13,062,314
Nancy Dubuc	134,206,346	2,172,278	1,060,070	13,062,314
David Kenny	136,325,262	72,391	1,041,041	13,062,314
Holly Keller Koeppel	134,481,542	1,918,999	1,038,153	13,062,314
Carolan Lennon	135,424,935	952,299	1,061,460	13,062,314
Christine M. McCarthy	136,323,950	75,198	1,039,546	13,062,314
Sally Susman	136,327,444	73,116	1,038,134	13,062,314

Proposal 2. To approve, on an advisory basis, the compensation of our Named Executive Officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,832,426	16,175,184	2,431,084	13,062,314

Proposal 3a. To approve certain amendments to the Company’s Articles to provide for a plurality voting standard in the event of contested director elections:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,660,085	32,741,559	1,037,050	13,062,314

Proposal 3b. To approve certain amendments to the Company’s Articles to grant the Board sole authority to determine its size and provide for the possibility of holdover directors in the event of no directors receiving sufficient votes for election:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,313,811	33,088,596	1,036,287	13,062,314

Proposal 3c. To approve certain amendments to the Company’s Articles to permit the issuance of preferred shares with rights and preferences to be determined by the Board from time to time:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,309,952	63,246,903	2,881,839	13,062,314

Proposal 3d. To approve certain administrative amendments to the Company’s Articles to reflect Flutter’s U.S. Domestic Issuer Status for the purpose of Exchange Act reporting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,351,041	50,678	1,036,975	13,062,314

Proposal 4a. To ratify, in a non-binding vote, the appointment of KPMG as Independent Registered Public Accounting Firm and Auditors of the Company for the year ended December 31, 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,345,191	120,704	1,035,113	N/A

Proposal 4b. To ratify the authority of the Board to fix the compensation of KPMG:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,412,039	55,225	1,033,744	N/A

Proposal 5. To renew the annual authority of the Board to issue Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,858,760	1,598,026	1,044,222	N/A

Proposal 6. To renew the annual authority of the Board to issue Shares for cash without first offering Shares to existing shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,973,805	14,431,140	1,096,063	N/A

Proposal 7. To renew the annual authority of the Board to make market purchases of the Company’s Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,370,396	50,103	1,080,509	N/A

Proposal 8. To renew the annual authority of the Board to determine the price range for the re-issue of treasury shares off market:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,307,694	108,557	1,084,757	N/A

Item 7.01	Regulation FD Disclosure.

On May 29, 2026, the Company issued a press release regarding the results of the Annual General Meeting which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Memorandum and Articles of Association of Flutter Entertainment plc, dated May 29, 2026

99.1	Press Release dated May 29, 2026

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flutter Entertainment plc
(Registrant)

Date: May 29, 2026	By:	/s/ Fiona Gildea
	Name:	Fiona Gildea
	Title:	Deputy Company Secretary and
Head of Governance